Exhibit 99.2

 E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results                                       Three Months Ended                 Twelve Months Ended
(Dollars in thousands, except per share amounts)                         December 31,                       December 31,
------------------------------------------------------------------------------ ----------------  ---------------- ----------------
                                                                    2003             2002              2003             2002
                                                              ---------------- ----------------  ---------------- ----------------

Revenues:
  Rental                                                      $        54,568  $        45,686   $       215,699  $       171,909
  Other property                                                        1,868            1,352             7,169            5,356
                                                              ---------------- ----------------  ---------------- ----------------
    Total property revenues                                            56,436           47,038           222,868          177,265
  Interest and other                                                    2,335            3,896            11,582           22,857
                                                              ---------------- ----------------  ---------------- ----------------
                                                                       58,771           50,934           234,450          200,122
                                                              ---------------- ----------------  ---------------- ----------------
Expenses:
  Property operating                                                   19,110           15,042            74,037           52,454
  Depreciation and amortization                                        13,936            9,813            49,409           37,042
  Interest                                                             10,893            8,950            42,751           35,012
  Amortization of deferred financing costs                                183              163             1,008              605
  General and administrative                                            1,898            1,544             7,106            6,291
                                                              ---------------- ----------------  ---------------- ----------------
    Total expenses                                                     46,020           35,512           174,311          131,404
                                                              ---------------- ----------------  ---------------- ----------------
Income from continuing operations before minority interests
  and discontinued operations                                          12,751           15,422            60,139           68,718

Minority interests                                                     (4,945)          (5,817)          (22,192)         (24,130)
                                                              ---------------- ----------------  ---------------- ----------------
Income from continuing operations                                       7,806            9,605            37,947           44,588

Discontinued operations (net of minority interests):
  Operating income from real estate sold                                   --               --                --              225
  Gain on sale of real estate                                              --               --                --            8,061
                                                              ---------------- ----------------  ---------------- ----------------
Net income                                                              7,806            9,605            37,947           52,874

Write off of Series C preferred units offering costs                     (625)              --              (625)              --
Amortization of discount on Series F preferred stock                     (336)              --              (336)              --
Dividends to preferred stockholders - Series F                           (195)              --              (195)              --
                                                               ---------------  ---------------   ---------------  ---------------
Net income available to common stockholders                   $         6,650  $         9,605   $        36,791  $        52,874
                                                               ===============  ===============   ===============  ===============
Net income per share - basic                                  $          0.29  $          0.51   $          1.71  $          2.85
                                                              ================ ================  ================ ================
Net income per share - diluted                                $          0.29  $          0.51   $          1.70  $          2.82
                                                              ================ ================  ================ ================

See Company's 10-K for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results
Selected Line Item Detail                                                Three Months Ended                 Twelve Months Ended
(Dollars in thousands)                                                       December 31,                       December 31,
---------------------------------------------------------------------------------- ----------------  ---------------- ----------------
                                                                        2003             2002              2003             2002
                                                                  ---------------- ----------------  ---------------- ----------------
Interest and other
  Interest income                                                 $           159  $           364   $           811  $         5,026
  Equity income in co-investments and lease income                            868            1,115             6,326            8,250
  Fee income                                                                  878              969             3,458            3,232
  Gain on sale of co-investment activities, net                                 --               --                --           1,408
  Miscellaneous - non-recurring                                               430            1,448               987            4,941
                                                                  ---------------- ----------------  ---------------- ----------------
    Interest and other                                            $         2,335  $         3,896   $        11,582  $        22,857
                                                                  ================ ================  ================ ================
Property operating expenses
  Maintenance and repairs                                         $         4,354  $         2,840   $        16,830  $        10,971
  Real estate taxes                                                         4,608            3,281            17,752           12,707
  Utilities                                                                 3,297            2,493            12,312            8,826
  Administrative                                                            5,007            4,888            19,957           14,963
  Advertising                                                                 964              921             3,842            2,932
  Insurance                                                                   880              619             3,344            2,055
                                                                  ---------------- ----------------  ---------------- ----------------
    Property operating expenses                                   $        19,110  $        15,042   $        74,037  $        52,454
                                                                  ================ ================  ================ ================
General and administrative
  Total general and administrative                                $         3,482  $         3,090   $        13,098  $        12,538
  Allocated to property operating expenses - administrative                  (728)            (612)           (2,779)          (2,395)
  Allocated to Essex Management Corporation                                  (646)            (707)           (2,553)          (2,717)
  Capitalized and incremental to real estate under development               (210)            (227)             (660)          (1,135)
                                                                  ---------------- ----------------  ---------------- ----------------
    Net general and administrative                                $         1,898  $         1,544   $         7,106  $         6,291
                                                                  ================ ================  ================ ================
Minority interests
  Limited partners of Essex Portfolio, L.P.                       $           657  $         1,170   $         3,899  $         5,481
  Perpetual preferred distributions                                         4,257            4,580            17,997           18,319
  Series Z incentive units                                                      --              39               175              197
  Third party ownership interests                                              31               28               121              133
                                                                  ---------------- ----------------  ---------------- ----------------
    Minority interests                                            $         4,945  $         5,817   $        22,192  $        24,130
                                                                  ================ ================  ================ ================

See Company's 10-K for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Funds From Operations                                Three Months Ended                Twelve Months Ended
(Dollars in thousands, except share and per share amounts)            December 31,                      December 31,
--------------------------------------------------------------------------- ---------------- ---------------- ----------------
                                                                 2003             2002             2003             2002
                                                           ---------------- ---------------- ---------------- ----------------
Funds from operations

Income from continuing operations before
  minority interests and discontinued operations           $        12,751  $        15,422  $        60,139  $        68,718
Adjustments:
  Gain on sale of co-investment activities, net                         --               --               --           (1,408)
  Depreciation and amortization                                     13,936            9,813           49,409           37,042
  Depr. and amort. - unconsolidated co-investments                   3,119            2,354           10,190            8,246
  Minority interests                                                (4,288)          (4,609)         (18,117)         (18,426)
  Income from discontinued operations                                   --               --               --              225
  Depreciation - discontinued operations                                --               --               --              191
  Dividends to preferred stockholders - Series F                      (195)              --             (195)              --
  Write off of Series C preferred units offering costs                (625)              --             (625)              --
  Amortization of discount on Series F preferred stock                (336)              --             (336)              --
                                                           ---------------- ---------------- ---------------- ----------------
    Funds from operations                                  $        24,362  $        22,980  $       100,465  $        94,588
                                                           ================ ================ ================ ================

Components of the change in FFO

Same property NOI                                          $          (623)                  $        (4,833)
Non-same property NOI                                                5,953                            28,853
Income and depreciation from discontinued operations                    --                              (416)
Other - corporate and unconsolidated co-investments                   (796)                           (7,923)
Interest expense and amortization of deferred financing             (1,963)                           (8,142)
General and administrative                                            (354)                             (815)
Minority interests                                                     321                               309
Dividends to preferred stockholders - Series F                        (195)                             (195)
Write off of Series C preferred units offering costs                  (625)                             (625)
Amortization of discount on Series F preferred stock                  (336)                             (336)
                                                           ----------------                  ----------------
    Funds from operations                                  $         1,382                   $         5,877
                                                           ================                  ================
Funds from operations per share - diluted                  $          0.97  $          1.09  $          4.20  $          4.50
                                                           ================ ================ ================ ================
    Percentage decrease                                              -11.0%                             -6.7%
                                                           ================                  ================

Weighted average number of shares outstanding diluted (1)       25,211,207       21,142,452       23,947,931       21,007,502
                                                           ================ ================ ================ ================

(1) Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-K for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Balance Sheet
(Dollars in thousands)
                                                            December 31,2003   December 31, 2002
----------------------------------------------------------------------------- -------------------
Real Estate:
  Land and land improvements                              $          422,549  $          368,712
  Buildings and improvements                                       1,310,371           1,147,244
                                                          ------------------- -------------------
                                                                   1,732,920           1,515,956
  Less:  accumulated depreciation                                   (241,235)           (191,821)
                                                          ------------------- -------------------
                                                                   1,491,685           1,324,135
  Investments                                                         93,395              61,212
  Real estate under development                                       52,439             143,756
                                                          ------------------- -------------------
                                                                   1,637,519           1,529,103
Cash and cash equivalents                                             15,314              17,827
Other assets                                                          69,034              66,532
Deferred charges, net                                                  6,697               6,272
                                                          ------------------- -------------------
    Total assets                                          $        1,728,564  $        1,619,734
                                                          =================== ===================

Mortgage notes payable                                    $          739,129  $          677,563
Lines of credit                                                       93,100             126,500
Other liabilities                                                     62,835              61,827
                                                          ------------------- -------------------
Total liabilities                                                    895,064             865,890
Minority interests                                                   243,799             262,530

Stockholders' Equity:
  Common stock                                                             2                   2
  Series F cumulative redeemable preferred stock,
    liquidation value                                                 25,000                  --
  Additional paid-in-capital                                         638,859             535,125
  Distributions in excess of accumulated earnings                    (74,160)            (43,813)
                                                          ------------------- -------------------
    Total liabilities and stockholders' equity            $        1,728,564  $        1,619,734
                                                          =================== ===================

See Company's 10-K for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Debt Summary - December 31, 2003
(Dollars in thousands)

                                                  Percentage of                Weighted          Weighted
                                                    Total       Balance         Average       Average Maturity
                                                     Debt      Outstanding  Interest Rate (1)    In Years
                                                  ----------  ------------- ----------------  --------------
Mortgage notes payable
  Fixed rate - secured                                   80% $     663,833              6.8%            6.9
  Tax exempt variable (2)                                 9%        75,296              2.6%           22.5
                                                  ---------- -------------- ----------------  --------------
    Total mortgage notes payable                         89%       739,129              6.4%            8.5
                                                  ---------- -------------- ----------------  ==============

Line of credit - secured (3)                             10%        80,600              1.7%
Line of credit - unsecured (4)                            1%        12,500              2.3%
                                                  ---------- -------------- ----------------
                                                         11%        93,100              1.8%
                                                  ---------- -------------- ----------------
    Total debt                                          100% $     832,229              5.8%
                                                  ========== ============== ================

                        Scheduled principal payments (excludes lines of credit)

                                                     2004    $       8,223
                                                     2005           41,300
                                                     2006           20,703
                                                     2007           63,448
                                                     2008          108,947
                                                  Thereafter       496,508
                                                             --------------
                                                    Total    $     739,129
                                                             ==============

Interest expense coverage is 3.5 times earnings before gain, interest, taxes, depreciation and amortization.
Capitalized interest for the quarter ended December 31, 2003 was $976.

(1) Weighted average interest rate for variable rate debt are approximate current values.
(2) Subject to interest rate protection agreements.
(3) Secured line of credit commitment is $90 million, increasing to $100 million in July 2004 and matures in January 2009.
    This line is secured by four of Essex's multifamily communities. The underlying interest rate is currently the
    Freddie Mac Reference Rate plus .55% to .60%.
(4) Unsecured line of credit commitment is $185 million and matures in May 2004.
    The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 1.10%.

See Company's 10-K for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Capitalization - December 31 2003
(Dollars and shares in thousands, except per share amounts)

Total debt                                                       $     832,229
                                                                 ==============

Common stock and potentially dilutive securities
   Common stock outstanding                                             22,826
   Limited partnership units (1)                                         2,322
   Options-treasury method                                                 155
                                                                 --------------
Total common stock and potentially dilutive securities                  25,303   shares

Common stock price per share as of December 31, 2003             $      64.220
                                                                 --------------
Market value of common stock and potentially dilutive securities $   1,624,959

Perpetual preferred units/stock                                  $     210,000   8.567% weighted average pay rate
                                                                 --------------
Total equity capitalization                                      $   1,834,959
                                                                 --------------
Total market capitalization                                      $   2,667,188
                                                                 ==============
Ratio of debt to total market capitalization                              31.2%
                                                                 ==============

(1)Assumes conversion of all outstanding operating partnership interests in the
   Operating Partnership into shares of the Company's common stock.

See Company's 10-K for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Property Operating Results - Quarter ended December 31, 2003 and 2002
(Dollars in thousands)
                                               Southern California        Northern California         Pacific Northwest       Other real estate assets(1)         Total
                                            -------------------------  --------------------------  -------------------------  ------------------------- -------------------------
                                              2003     2002   % Change   2003     2002   % Change    2003     2002   % Change   2003     2002   % Change  2003     2002   % Change
                                            -------- -------- -------  -------- -------- --------  -------- -------- -------  -------- -------- ------- -------- -------- -------

Revenues:

  Same property revenues                    $18,270  $17,493     4.4%  $12,164  $13,391     -9.2%  $10,159  $10,242    -0.8%  $  --    $  --      n/a   $40,593  $41,126    -1.3%
  Non same property revenues(2)               9,855    3,046             3,116    2,285                994     --               1,878      581           15,843    5,912
                                            -------- --------          -------- --------           -------- --------          -------- --------         -------- --------
    Total Revenues                          $28,125  $20,539           $15,280  $15,676            $11,153  $10,242           $ 1,878  $   581          $56,436  $47,038
                                            -------- --------          -------- --------           -------- --------          -------- --------         -------- --------
Property operating expenses:

  Same property operating expenses          $ 5,150  $ 5,341    -3.6%  $ 4,083  $ 3,892      4.9%  $ 3,731  $ 3,641     2.5%  $  --    $  --      n/a   $12,964  $12,874     0.7%
  Non same property operating expenses(2)     3,460      900             1,225      967                267     --               1,194      301            6,146    2,168
                                            -------- --------          -------- --------           -------- --------          -------- --------         -------- --------
    Total property operating expenses       $ 8,610  $ 6,241           $ 5,308  $ 4,859            $ 3,998  $ 3,641           $ 1,194  $   301          $19,110  $15,042
                                            -------- --------          -------- --------           -------- --------          -------- --------         -------- --------
Net operating income:

  Same property net operating income        $13,120  $12,152     8.0%  $ 8,081  $ 9,499    -14.9%  $ 6,428  $ 6,601    -2.6%  $  --    $  --      n/a   $27,629  $28,252    -2.2%
  Non same property operating income(2)       6,395    2,146             1,891    1,318                727     --                 684      280            9,697    3,744
                                            -------- --------          -------- --------           -------- --------          -------- --------         -------- --------
    Total net operating income              $19,515  $14,298           $ 9,972  $10,817            $ 7,155  $ 6,601           $   684  $   280          $37,326  $31,996
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========

Same property operating margin                   72%      69%               66%      71%                63%      64%             n/a      n/a                68%      69%
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========
Same property turnover percentage                53%      47%               56%      57%                51%      60%             n/a      n/a                53%      55%
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========
Same property concessions                   $    82  $   146           $   341  $   198            $   318  $   323           $  --    $  --            $   741  $   667
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========
Average same property average concessions   $   128  $   253           $   682  $   385            $   564  $   488           $  --    $  --            $   435  $   380
  per turn (In dollars)                     ======== ========          ======== ========           ======== ========          ======== ========         ======== ========
Net operating income percentage of total         52%      44%               27%      34%                19%      21%                2%       1%             100%     100%
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========

Loss to lease(3)                            $ 6,562                    $(1,337)                    $   114                    $  n/a                    $ 5,339
                                            ========                   ========                    ========                   ========                  ========
  Loss to lease as a percentage                 5.3%                      -2.4%                        0.3%                      n/a                        2.5%
  of rental income                          ========                   ========                    ========                   ========                  ========

(1) Includes apartment communities located in other geographic areas, other rental properties and commercial properties.
(2) Includes properties which subsequent to September 30, 2002, were either acquired, in a stage of development or redevelopment without stabilized operations.
(3) Loss to lease represents the annualized difference between market rents (without considering the impact of rental concessions)
    and contractual rents. These numbers include the Company's pro-rata interest in unconsolidated properties.

Reconciliation of apartment units at end of period

  Same property consolidated apartment units  4,869    4,869             3,597    3,597              4,402    4,402              --       --             12,868   12,868
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========
  Consolidated Apartment Units                8,306    8,143             4,319    3,737              4,844    4,402               578     578            18,047   16,860
  Down REIT                                   1,360    1,360               170      170                301      301              --       --              1,831    1,831
  Joint Venture                               5,277    4,151               116      116                741      741              --       --              6,134    5,008
  Under Development                             686      689               370      832                  --       --             --       --              1,056    1,521
                                            -------- --------          -------- --------           -------- --------          -------- --------         -------- --------
    Total apartment units at end of period   15,629   14,343             4,975    4,855              5,886    5,444               578      578           27,068   25,220
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========
    Percentage of total                          58%      57%               18%      19%                22%      22%                2%       2%             100%     100%
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========

Average same property financial occupancy      97.2%    96.0%             96.3%    96.5%              96.0%    93.8%             n/a      n/a              96.6%    95.6%
                                            ======== ========          ======== ========           ======== ========          ======== ========         ======== ========

See Company's 10-K for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Same Property Revenue by County - Quarters ended December 31, 2003, December 31, 2002 and September 30, 2003
(Dollars in thousands)

                                                    December 31, December 31,           September 30,
                                             Units      2003         2002     % Change       2003    % Change
                                            ------- ----------- ------------- --------   ----------- --------

Southern California
  Ventura County                               989  $    3,407  $      3,239      5.2%   $    3,296      3.4%
  Los Angeles County                         2,873      10,917        10,435      4.6%       10,754      1.5%
  Orange County                                783       3,322         3,191      4.1%        3,216      3.3%
  San Diego County                             224         624           628     -0.6%          648     -3.7%
                                            ------- ----------- -------------            -----------
    Total Southern California                4,869  $   18,270  $     17,493      4.4%   $   17,914      2.0%
                                            ------- ----------- -------------            -----------

Northern California
  San Francisco County                          99  $      332  $        372    -10.8%   $      347     -4.3%
  Santa Clara County                         1,556       5,497         6,029     -8.8%        5,517     -0.4%
  Alameda County                             1,116       3,383         3,778    -10.5%        3,317      2.0%
  Contra Costa County                          826       2,952         3,212     -8.1%        3,008     -1.9%
                                            ------- ----------- -------------            -----------
    Total Northern California                3,597  $   12,164  $     13,391     -9.2%   $   12,189     -0.2%
                                            ------- ----------- -------------            -----------

Pacific Northwest
  Seattle                                    3,527  $    8,451  $      8,473     -0.3%   $    8,331      1.4%
  Portland                                     875       1,708         1,769     -3.4%        1,701      0.4%
                                            ------- ----------- -------------            -----------
    Total Pacific Northwest                  4,402  $   10,159  $     10,242     -0.8%   $   10,032      1.3%
                                            ------- ----------- -------------            -----------

Total same property revenues                12,868  $   40,593  $     41,126     -1.3%   $   40,135      1.1%
                                            ======= =========== ============= ========   =========== ========

See Company's 10-K for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Development Communities - December 31, 2003
(Dollars in millions)

                                                                                          Total     Estimated
                                                                           Estimated     Incurred   Remaining   Initial    Stabilized     %         %
Project Name                                     Location         Units       Cost       to Date       Cost     Occupancy  Operations   Leased   Occupied
------------------------------------------- -------------------  -------  ------------  ----------  ---------- ----------- ----------- -------- ----------

Development Communities
-------------------------------------------

Direct Development - Consolidated

   Hidden Valley-Parker Ranch(1)            Simi Valley, CA         324  $       46.4  $     41.2  $      5.2    Dec-03      Oct-04      10%        5%

   The San Marcos Phase II                  Richmond, CA            120          23.9        11.2        12.7    Jun-04      Oct-04      n/a       n/a
                                                                 ------- ------------- ----------- -----------
     Subtotal - direct development                                  444  $       70.3  $     52.4  $     17.9

Joint Venture Transactions - Unconsolidated(2)

   River Terrace                            Santa Clara, CA         250          56.8        32.3        24.5    Aug-04      Jun-05      n/a       n/a

   Chesapeake                               San Diego, CA           230          44.9        32.0        12.9    Apr-04      Dec-04      n/a       n/a

   Kelvin Avenue                            Irvine, CA              132           5.9         5.9         0.0      --          --        n/a       n/a

                                                                 ------- ------------- ----------- -----------
     Total - development                                          1,056  $      177.9  $    122.6  $     55.3
                                                                 ======= ============= =========== ===========

Stabilized Communities - Fourth Quarter 2003
-------------------------------------------
   The San Marcos (formerly Vista del Mar)  Richmond, CA            312  $       52.3  $     52.0  $      0.3    Jul-02      Nov-03      91%       94%

(1)The Company acquired bond financing which closed in December 2002. The Company has a 75% interest in this development project.
(2)The Company has a 21.4% interest in development projects owned by the Fund.

See Company's 10-K for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Redevelopment Communities - December 31, 2003
(Dollars in thousands)

                                                                 Total    Estimated
                                                    Estimated  Incurred   Remaining  Redevelopment  Restabilized
Project Name                                Units     Cost      to date     Cost         Start       Operations
------------------------------------------ ------- ---------- ---------- ----------  -------------  ---------------

Hillcrest Park - Phase II                    608   $   3,429  $   1,499  $   1,930      Apr-03           (1)

Rosebeach (2)                                174       3,537      1,963      1,574      Mar-03           (1)
                                           ------- ---------- ---------- ----------
Total                                        782   $   6,966  $   3,462  $   3,504
                                           ======= ========== ========== ==========

Re-stabilized Communities - Fourth Quarter 2003
------------------------------------------

None

(1)Restabilized operations is defined as the month that the property reaches at least 95% occupancy after completion of the redevelopment project. A component of these redevelopments are upgrades to unit interiors.
   These will be completed in the normal course of unit turnover.

(2)The Company has a 21.4% interest in the asset owned by the Fund.

See Company's 10-K for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.
Investments - December 31,  2003                                                               Debt                          $64.220
                                                                           -------------------------------------    Down    Value of      Essex
(Dollars in thousands)                                   Book    Estimated                     Interest Maturity    REIT    Down REIT    Equity
                                                        Value    Value(1)    Amount    Type      Rate     Date     Units      Unit      Value(2)
---------------------------------------------------------------  --------- -------------------------------------  --------  ---------   ---------
Down REIT's
   Highridge, Rancho Palos Verde, CA                                       $ 19,706    Fixed       6.26% Jun-07
   Anchor Village, Mukilteo, WA                                              10,750  Var/bonds     5.50% Dec-27
   Barkley Apartments, Anaheim, CA                                            5,254    Fixed       6.63% Feb-09
   Brookside Oaks, Sunnyvale, CA                                             14,888    Fixed       7.90% Oct-10
   Capri at Sunny Hills, Fullerton, CA                                       12,253    Fixed       5.37% Aug-07
   Hearthstone, Santa Ana, CA                                                 9,927    Fixed       7.01% Jun-08
   Montejo, Garden Grove, CA                                                  6,127    Fixed       6.98% Feb-11
   Treehouse, Santa Ana, CA                                                   8,250    Fixed       6.98% Feb-11
   Valley Park, Fountain Valley, CA                                          10,451    Fixed       6.98% Feb-11
   Villa Angelina, Placentia, CA                                             14,132    Fixed       6.98% Feb-11
                                                                            --------
                                                      $ 13,367  $ 246,457   111,738                                 1,450  $  93,118   $  41,601

                                                                                                                  Value of   Company
Joint Ventures                                                                                                     Equity   Ownership
   Essex Apartment Value Fund, L.P.                                                                               --------  ---------
     Andover Park, Beaverton, OR                                             12,246    Fixed       6.60% Oct-11
     Vista Del Rey (El Encanto), Tustin, CA                                   7,882    Fixed       6.95% Feb-11
     Rosebeach, La Mirada, CA                                                 8,321    Fixed       7.09% Feb-11
     Hunt Club, Lake Oswego, CA                                              11,533    Fixed       7.05% Feb-11
     The Crest, Pomona, CA                                                   35,416    Fixed       7.99% Jul-05
     Foxborough (Woodland), Orange, CA                                        4,838    Fixed       7.84% Jul-09
     The Arboretum at Lake Forest, Lake Forest, CA                           22,974    Fixed       5.16% Feb-10
     Ocean Villas, Oxnard, CA                                                 9,927    Fixed       5.42% Apr-13
     Villas at Carlsbad, Carlsbad, CA                                         9,557    Fixed       5.03% Aug-11
     Huntington Villas, Huntington Beach, CA                                 38,184    Fixed       4.64% May-10
     The Villas at San Dimas, San Dimas, CA                                  13,007    Fixed       4.67% May-10
     The Villas at Bonita, San Dimas, CA                                      8,275    Fixed       4.67% May-10
     Villa Venetia, Costa Mesa, CA                                           53,596    Fixed       4.58% May-13
     Coronado at Newport - North, Newport Beach, CA - 49.9% (3)                 --
     Coronado at Newport - South, Newport Beach, CA  - 49.9% (3)                --
     Kelvin Avenue, Irvine, CA (development)                                    --
     Chesapeake, San Diego, CA (development)                                 20,811    Var.    LIBOR+ 2% Jan-07
     Rivermark, Santa Clara, CA (development)                                 7,263    Var.    LIBOR+ 2% Jan-07

     Line of credit                                                             --     Var.   LIBOR+.875 Jun-04
                                                                            --------
                                                        51,110    482,464   263,830                              $218,634       21.4%     46,788
   AEW
     The Pointe at Cupertino, Cupertino, CA                                  14,185    Fixed       4.86% Nov-12
     Tierra Vista, Oxnard, CA                                                37,374    Fixed       5.93% Jun-07
                                                                            --------
                                                         4,406     81,743    51,559                                30,184       20.0%      6,037
   Lend Lease
     Coronado at Newport - North, Newport Beach, CA                          56,088    Fixed       5.30% Dec-12
     Coronado at Newport - South, Newport Beach, CA                          49,388    Fixed       5.30% Dec-12
                                                                            --------
                                                        13,020    170,143   105,476                                64,667       49.9%     32,269
   Other Joint Ventures
     Park Hill Apartments, Issaquah, WA                  5,731     28,743    21,364    Fixed       6.90% Aug-29     7,379       45.0%(4)   5,731
Other                                                    5,761                                                                             5,761
                                                      ---------                                                                        ----------
                                                      $ 93,395                                                                         $ 138,187
                                                      =========                                                                        ==========

(1)Estimated value based on estimated 2004 net operating income applying capitalization rates ranging from 7.00% to 7.25% on stabilized multifamily properties.  Other properties, either in development, redevelopment or acquired less than 12 months ago are valued at cost.
(2)Although the Company generally intends to hold these properties for use, the Company equity value assumes liquidation at December 31, 2003.
(3)The Fund accounts for its investment in this property under the equity method of accounting. Estimated value is equal to the Fund's book value of its equity investment.
(4)The Company's 45% ownership interest receives a cumulative preferred return.

See Company's 10-K for additional disclosures

                                                                        ESSEX PROPERTY TRUST, INC.
                                                                        REAL ESTATE INFORMATION
                                                                             31-Dec-03
                                                                                                             Square         Year    Year
   Property Name                          Address                       City               State  Units     Footage       Acquired  Built
   ---------------------------------------------------------------------------------------------------------------------------------------
                                                                        MULTIFAMILY COMMUNITIES
   ---------------------------------------------------------------------------------------------------------------------------------------
                    SAN FRANCISCO BAY AREA
   ---------------------------------------------------------------------
   Santa Clara County
   ---------------------------------------
 1 Pointe at Cupertino, The (Westwood)    19920 Olivewood Street        Cupertino            CA      116       135,288      1998    1963
 1 Carlyle, The                           2909 Nieman Boulevard         San Jose             CA      132       129,216      2000    2000
 1 Waterford, The                         1700 N. First Street          San Jose             CA      238       219,642      2000    2000
 1 Le Parc (Plumtree)                     440 N. Winchester Avenue      Santa Clara          CA      140       113,260      1994    1975
 1 Marina Cove                            3480 Granada Avenue           Santa Clara          CA      292       250,294      1994    1974
   River Terrace                          N.E. corner Montague/Agnew    Santa Clara          CA      250       223,880
 1 Bristol Commons                        732 E. Evelyn Avenue          Sunnyvale            CA      188       142,668      1995    1989
 1 Brookside Oaks                         1651 Belleville Way           Sunnyvale            CA      170       119,980      2000    1973
 1 Oak Pointe                             450 N. Mathilda Avenue        Sunnyvale            CA      390       294,180      1988    1973
 1 Summerhill Park                        972 Corte Madera Avenue       Sunnyvale            CA      100        78,584      1988    1988
 1 Windsor Ridge                          825 E. Evelyn Avenue          Sunnyvale            CA      216       161,892      1989    1989
                                                                                           ----------------------------
                                                                                               8%  1,982     1,645,004
   Alameda County
   ---------------------------------------
 1 Stevenson Place (The Apple)            4141 Stevenson Blvd.          Fremont              CA      200       146,296      1983    1971
 1 Treetops                               40001 Fremont Blvd.           Fremont              CA      172       131,270      1996    1978
 1 Wimbeldon Woods                        25200 Carlos Bee Blvd.        Hayward              CA      560       462,400      1998    1975
 1 Summerhill Commons                     36826 Cherry Street           Newark               CA      184       139,012      1987    1987
 1 Essex at Lake Merritt, The             108-116 17th Street           Oakland              CA      270       258,967      2003    2003
                                                                                           ----------------------------
                                                                                               5%  1,386     1,137,945
   Contra Costa County
   ---------------------------------------
 1 San Marcos (Vista del Mar)             Hilltop Drive at Richmond PkwyRichmond             CA      312       292,716      2003    2003
   San Marcos (Vista del Mar) - Phase II  Hilltop Drive at Richmond PkwyRichmond             CA      120       114,930
 1 Bel Air (The Shores)                   2000 Shoreline Drive          San Ramon            CA      462       391,136      1995    1988  114 units 2000
 1 Eastridge Apartments                   235 East Ridge Drive          San Ramon            CA      188       174,104      1996    1988
 1 Foothill Gardens                       1110 Harness Drive            San Ramon            CA      132       155,100      1997    1985
 1 Twin Creeks                            2711-2731 Morgan Drive        San Ramon            CA       44        51,700      1997    1985
                                                                                           ----------------------------
                                                                                               4%  1,138     1,064,756
   San Francisco County
   ---------------------------------------
 1 Mt. Sutro Terrace Apartments           480 Warren Drive              San Francisco,CA       0%     99        64,095      1999    1973
   ---------------------------------------                                                 ----------------------------
21 Total San Francisco Bay Area                                                            18%  4,605     3,911,800

                       SOUTHERN CALIFORNIA
   ---------------------------------------------------------------------
   Los Angeles County
   ---------------------------------------
 1 Hampton Court (Columbus)               1136 N. Columbus Avenue       Glendale             CA       83        71,573      1999    1974
 1 Hampton Place (Loraine)                245 W. Loraine Street         Glendale             CA      132       141,591      1999    1970
 1 Rosebeach                              16124 E. Rosecrans Ave.       La Mirada            CA      174       172,202      2000    1970
 1 Marbrisa                               1809 Termino Ave.             Long Beach           CA      202       122,870      2002    1987
 1 Pathways                               5945 E. Pacific Coast Hwy.    Long Beach           CA      296       197,720      1991    1975
 1 Bunker Hill                            222 and 234 S. Figueroa St.   Los Angeles          CA      456       346,672      1998    1968
 1 City Heights                           209 S. Westmoreland           Los Angeles          CA      687       424,170      2000    1968
 1 Cochran Apartments                     612 South Cochran             Los Angeles          CA       58        51,468      1998    1989
 1 Kings Road                             733 North Kings Road          Los Angeles          CA      196       132,112      1997    1979
 1 Park Place                             400 S. Detroit Street         Los Angeles          CA       60        48,000      1997    1988
 1 Windsor Court                          401 S. Detroit Street         Los Angeles          CA       58        46,600      1997    1988
 1 Mirabella (Marina View)                13701 Marina Point Drive      Marina Del Rey       CA      188       176,860      2000    2000
 1 Hillcrest Park (Mirabella)             1800 West Hillcrest Drive     Newbury Park         CA      608       521,968      1998    1973
 1 Monterra del Mar (Windsor Terrace)     280 E. Del Mar Boulevard      Pasadena             CA      123        74,475      1997    1972
 1 Monterra del Rey (Glenbrook)           350 Madison                   Pasadena             CA       84        73,101      1999    1972
 1 Monterra del Sol (Euclid)              280 South Euclid              Pasadena             CA       85        69,295      1999    1972
 1 Crest, The                             400 Appian Way                Pomona               CA      501       498,036      2000    1986
 1 Highridge                              28125 Peacock Ridge Drive     Rancho Palos Verde   CA      255       290,250      1997    1972
 1 Villas    at San Dimas Canyon          325 S.    San Dimas Canyon Rd.San Dimas            CA      156       144,669      2003    1981
 1 Villas at Bonita                       477 E. Bonita Ave.            San Dimas            CA      102        94,200      2003    1981
 1 Walnut Heights                         20700 San Jose Road           Walnut               CA      163       146,750      2003    1964
 1 Avondale at Warner Center              22222 Victory Blvd.           Woodland Hills       CA      446       331,072      1999    1970
                                                                                           ----------------------------
                                                                                              20%  5,113     4,175,654
   Ventura County
   ---------------------------------------
 1 Camarillo Oaks                         921 Paseo Camarillo           Camarillo            CA      564       459,072      1996    1985
 1 Mariner's Place                        711 South B Street            Oxnard               CA      105        77,254      2000    1987
 1 Ocean Villa                            4202-4601 Dallas Drive        Oxnard               CA      119       108,900      2002    1974
 1 Tierra Vista                           Rice and Gonzales             Oxnard               CA      404       387,144      2001    2001
 1 Village Apartments                     1040 Kelp Lane                Oxnard               CA      122       122,120      1997    1974
 1 Meadowood                              1733 Cochran Street           Simi Valley          CA      320       264,568      1996    1986
   Parker Ranch                           Los Angeles and Stearns       Simi Valley          CA      324       310,938
 1 Villa Scandia                          1021 Scandia Avenue           Ventura              CA      118        71,160      1997    1971
                                                                                           ----------------------------
                                                                                               7%  1,752     1,490,218
   Orange County
   ---------------------------------------
 1 Barkley Apartments                     2400 E. Lincoln Ave.          Anahiem              CA      161       139,835      2000    1984
 1 Vista Pointe                           175-225 S. Rio Vista          Anahiem              CA      286       242,410      1985    1968
 1 Villa Venetia                          2775 Mesa Verde Drive East    Costa Mesa           CA      468       405,800      2003    1972
 1 Valley Park Apartments                 17300 Euclid Ave.             Fountain Valley      CA      160       169,788      2001    1969
 1 Capri at Sunny Hills                   2341 Daphne Place             Fullerton            CA      100       128,100      2001    1961
 1 Wilshire Promenade                     141 West Wilshire Avenue      Fullerton            CA      149       128,130 (1)  1997    1992
 1 Montejo Apartments                     12911 Dale St.                Garden Grove         CA      124       103,280      2001    1974
 1 Huntington Breakers                    21270 Beach Boulevard         Huntington Beach     CA      342       241,763      1997    1984
 1 Huntington Villas                      16761 Viewpoint Lane          Huntington Beach     CA      400       352,872      2003    1972
   Irvine development                     2552 Kelvin Ave.              Irvine               CA      132       122,456
 1 Hillsborough Park                      1501 South Beach Boulevard    La Habra             CA      235       215,510      1999    1999
 1 Arboretum at Lake Forest               22700 Lake Forest Drive       Lake Forest          CA      225       215,319      2002    1970
 1 Trabuco Villas                         25362 Mosswood Way            Lake Forest          CA      132       131,032      1997    1985
 1 Coronado At Newport-North              880 Irvine Avenue             Newport Beach        CA      732       459,677      1999    1968
 1 Coronado At Newport-South              1700 16th Street              Newport Beach        CA      715       498,716      1999    1969
 1 Fairways Apartments                    48 1/2 Pine Valley Lane       Newport Beach        CA       74       107,160      1999    1972
 1 Woodland Apartments                    501 East Katella Ave.         Orange               CA       90       108,000      2000    1969
 1 Villa Angelina                         201 E. Chapman Ave.           Placentia            CA      256       217,600      2001    1970
 1 Hearthstone Apartments                 2301 E. Santa Clara Ave.      Santa Ana            CA      140       154,820      2001    1970
 1 Treehouse Apartments                   2601 N. Grand Ave.            Santa Ana            CA      164       135,762      2001    1970
 1 El Encanto                             1151 Walnut Ave.              Tustin               CA      116        92,760      2000    1969
                                                                                           ----------------------------
                                                                                              19%  5,069     4,248,334
   San Diego County
   ---------------------------------------
 1 Alpine Country                         2660 Alpine Blvd.             Alpine               CA      108        81,900      2002    1986
 1 Alpine Village                         2055 Arnold Way               Alpine               CA      306       254,424      2002    1971
 1 Bonita Cedars                          5155 Cedarwood Rd.            Bonita               CA      120       120,824      2002    1983
 1 Villas at Carlsbad                     2600 Kremeyer Circle          Carlsbad             CA      102        72,960      2002    1965
 1 Cambridge                              660 F. St.                    Chula Vista          CA       40        22,140      2002    1965
 1 Woodlawn Colonial                      245-255 Woodlawn Ave.         Chula Vista          CA      159       104,583      2002    1974
 1 Mesa Village                           5265 Clairemont Mesa Blvd.    Clairemont           CA      133        43,696      2002    1963
 1 Casa Tierra                            355 Orlando St.               El Cajon             CA       40        28,730      2002    1972
 1 Coral Gardens                          425 East Bradley              El Cajon             CA      200       182,000      2002    1976
 1 Tierra del Sol/Norte                   989 Peach Ave.                El Cajon             CA      156       117,000      2002    1969
 1 Grand Regacy                           2050 E. Grand Ave.            Escondido            CA       60        42,432      2002    1967
 1 Mira Woods Villa                       10360 Maya Linda Rd.          Mira Mesa            CA      355       262,630      2002    1982
 1 Country Villas                         283 Douglas Drive             Oceanside            CA      180       179,764      2002    1976
 1 Bluffs II, The                         6466 Friars Road              San Diego            CA      224       126,744      1997    1974
   Chesapeake                             Front at Beech St.            San Diego            CA      230       147,480
 1 Emerald Palms                          2271 Palm Ave.                San Diego            CA      152       133,000      2002    1986
 1 Summit Park                            8563 Lake Murray Blvd.        San Diego            CA      300       229,400      2002    1972
 1 Vista Capri - East                     4666 63rd St.                 San Diego            CA       26        16,890      2002    1967
 1 Vista Capri - North                    3277 Berger Ave.              San Diego            CA      106        51,840      2002    1975
 1 Carlton Heights                        9705 Carlton Hills Blvd.      Santee               CA       70        48,440      2002    1979
 1 Shadow Point                           9830 Dale Ave.                Spring Valley        CA      172       131,260      2002    1983
                                                                                           ----------------------------
                                                                                              12%  3,009     2,250,657
   ---------------------------------------                                                 ----------------------------
69 Total Southern California                                                               57% 14,943    12,164,863

             SEATTLE METROPOLITAN AREA
   ---------------------------------------------------------------------
 1 Emerald Ridge                          3010 118th Avenue SE          Bellevue             WA      180       144,036      1994    1987
 1 Foothill Commons                       13800 NE 9th Place            Bellevue             WA      360       288,317      1990    1978
 1 Palisades, The                         13808 NE 12th                 Bellevue             WA      192       159,792      1990    1977
 1 Sammamish View                         16160 SE Eastgate Way         Bellevue             WA      153       133,590      1994    1986
 1 Woodland Commons                       13700 NE 10th Place           Bellevue             WA      236       172,316      1990    1978
 1 Canyon Pointe                          1630 228th St. SE             Bothell              WA      250       210,452      2003    1990
 1 Inglenook Court                        14220 Juanita Drive, NE       Bothell              WA      224       183,624      1994    1985
 1 Salmon Run at Perry Creek              2109 228th Street SE          Bothell              WA      132       117,125      2000    2000
 1 Stonehedge Village                     14690 143rd Blvd., NE         Bothell              WA      196       214,872      1997    1986
 1 Park Hill at Issaquah                  22516 SE 56th Street          Issaquah             WA      245       277,778      1999    1999
 1 Wandering Creek                        12910 SE 240th                Kent                 WA      156       124,366      1995    1986
 1 Bridle Trails                          6600 130th Avenue, NE         Kirkland             WA       92        73,448      1997    1986
 1 Evergreen Heights                      12233 NE 131st Way            Kirkland             WA      200       188,340      1997    1990
 1 Laurels at Mill Creek                  1110 164th Street SE          Mill Creek           WA      164       134,360      1996    1981
 1 Anchor Village                         9507 49th Avenue West         Mukilteo             WA      301       245,928      1997    1981
 1 Castle Creek                           7000 132nd Place, SE          Newcastle            WA      216       191,935      1998    1998
 1 Brighton Ridge                         2307 NE 4th Street            Renton               WA      264       201,300      1996    1986
 1 Forest View                            650 Duvall Ave. NE            Renton               WA      192       182,538      2003    1998
 1 Fountain Court                         2400 4th Street               Seattle              WA      320       207,037      2000    2000
 1 Linden Square                          13530 Linden Avenue North     Seattle              WA      183       142,271      2000    1994
 1 Maple Leaf                             7415 5th Avenue, NE           Seattle              WA       48        35,584      1997    1986
 1 Spring Lake                            12528 35th Avenue, NE         Seattle              WA       69        42,325      1997    1986
 1 Wharfside Pointe                       3811 14th Avenue West         Seattle              WA      142       119,290 (2)  1994    1990
   ---------------------------------------                                                 ----------------------------
23 Total Seattle Metropolitan Area                                                         17%  4,515     3,790,624

            PORTLAND METROPOLITAN AREA
   ---------------------------------------------------------------------
 1 Andover Park                           15282 SW Teal Blvd.           Beaverton            OR      240       227,804      2001    1992
 1 Jackson School Village                 300 NE Autumn Rose Way        Hillsboro            OR      200       196,896      1996    1996
 1 Landmark Apartments                    3120 NW John Olsen Ave.       Hillsboro            OR      285       282,934      1996    1990
 1 Hunt Club                              6001 SW Bonita Road           Lake Oswego          OR      256       198,056      2000    1985
 1 Meadows @ Cascade Park                 314 SE 19th Street            Vancouver            WA      198       199,377      1997    1989
 1 Village @ Cascade Park                 501 SE 123rd Avenue           Vancouver            WA      192       178,144      1997    1989
   ---------------------------------------                                                 ----------------------------
 6 Total Portland Metropolitan Area                                                         5%  1,371     1,283,211

                           OTHER AREAS
   ---------------------------------------------------------------------
 1 Devonshire Apartments                  2770 West Devonshire Ave.     Hemet                CA      276       207,220      2002    1988
 1 St. Cloud Apartments                   6525 Hilcroft                 Houston              TX      302       306,869      2002    1968
                                                                                           ----------------------------
 2                                                                                          2%    578       514,089
                                                                                                 ----------------------
   121                                    Multifamily Properties                                  26,012    21,664,587      1998    1980
   5                                      Multifamily Properties Under Construction                1,056       919,684
                                                                                             ======================
   Avg. square footage                                 833
   Avg. units per property                             215
   Avg. age of property                                 22

   (1) Also has 11,836 square feet of commercial/retail space.
   (2) Also has 9,512 square feet of commercial space.

               OTHER REAL ESTATE ASSETS
   ---------------------------------------------------------------------
   Manufactured Housing Communities
   ---------------------------------------
   Green Valley                           2130 Sunset Dr.               Vista                CA      157 pads               2002    1973
   Riviera                                2038 Palm St.                 Las Vegas            NV      450 pads               2002    1969
   Recreational Vehicle Parks
   ---------------------------------------
   Circle RV                              1835 E. Main St.              El Cajon             CA      179 spaces             2002    1977
   Vacationer                             1581 E. Main St.              El Cajon             CA      159 spaces             2002    1973
   Diamond Valley                         344 N. State St.              Hemet                CA      224 spaces             2002    1974
   Golden Village                         3600 W. Florida Ave.          Hemet                CA    1,019 spaces             2002    1972
   Riviera RV                             2200 Palm St.                 Las Vegas            NV      136 spaces             2002    1969
   Office Buildings
   ---------------------------------------
   Essex Corporate Headquarter Bldg.      925 E. Meadow Dr.             Palo Alto            CA                 17,400      1997    1988
   Valley Financial Office Building       2399 Camino Del Rio South     San Diego            CA                  5,200      2002    1978
   Moore Street Office Building           3205 Moore St.                San Diego            CA                  2,000      2002    1957
   Essex Southern Cal. Office Building    22110-22120 Clarendon St.     Woodland Hills       CA                 38,940      2001    1982

New Residential Supply: Permits as % of Current Stock
12 Month Permit Period:  December  2002 through December  2003 (inclusive)

                                 Single Family Data                                     Multi-Family Data                    All Residential Data

-----------------------------------------------------------------------------   -----------------------------------    ---------------------------------
                    Median SF     2002 SF     SF Stock    SF Permits   % of      MF Stock    MF Permits     % of          Total Residential      % of
      Market      Price (2002) Affordability    2000    Last 12 Months Stock        2000    Last 12 months  Stock       Permits Last 12 months   Stock
=============================================================================   ===================================    =================================
Boston              $395,900        69%      1,530,000      4,421      0.3%       670,800       3,793       0.6%                8,214            0.4%
Nassau-Suffolk      $312,900       112%       740,000       3,300      0.4%       240,000        549        0.2%                3,849            0.4%
New York PMSA       $310,001       170%       760,000       2,813      0.4%      2,920,000      12,531      0.4%                15,344           0.4%
Philadelphia        $146,100       175%      1,532,000      12,406     0.8%       515,100       4,562       0.9%                16,968           0.8%
Chicago             $220,900       121%      1,700,000      30,733     1.8%      1,404,900      11,184      0.8%                41,917           1.4%
Miami/Ft. Lauderda  $192,700        98%       717,000       12,626     1.8%       876,000       10,716      1.2%                23,342           1.5%
Denver              $228,100       113%       582,000       13,005     2.2%       274,900       2,929       1.1%                15,934           1.9%
Austin              $156,500       153%       326,000       7,989      2.5%       169,900       1,669       1.0%                9,658            1.9%
Wash. D.C. PMSA     $250,200       117%      1,299,000      30,755     2.4%       644,300       7,798       1.2%                38,553           2.0%
Minneapolis         $185,000       103%       818,000       20,327     2.5%       351,800       6,123       1.7%                26,450           2.3%
Dallas-Ft. Worth    $135,700       174%      1,381,000      40,809     3.0%       650,000       11,359      1.7%                52,168           2.6%
Houston             $132,800       170%      1,027,000      33,965     3.3%       547,700       15,844      2.9%                49,809           3.2%
Phoenix             $143,300       157%       970,000       46,591     4.8%       360,500       6,837       1.9%                53,428           4.0%
Orlando             $136,000       152%       482,000       22,385     4.6%       201,500       5,706       2.8%                28,091           4.1%
Atlanta             $146,500       178%      1,122,000      53,573     4.8%       467,800       10,821      2.3%                64,394           4.1%
Las Vegas           $159,800       132%       440,000       30,278     6.9%       215,700       8,439       3.9%                38,717           5.9%
                  -----------------------------------------------------------   -----------------------------------    ---------------------------------
Totals              $209,616       132%      15,426,000    365,976     2.4%      10,510,900    120,860      1.1%               486,836           1.9%
                  ===========================================================   ===================================    =================================
Seattle             $254,000       100%       656,000       11,226     1.7%       354,487       3,818       1.1%                15,044           1.5%
Portland            $180,400       134%       561,000       10,519     1.9%       225,335       4,798       2.1%                15,317           1.9%

San Francisco       $511,100        68%       368,000       1,539      0.4%       344,000       1,778       0.5%                3,317            0.5%
Oakland             $412,100        73%       625,000       7,159      1.1%       270,000       3,842       1.4%                11,001           1.2%
San Jose            $504,400        78%       388,000       2,515      0.6%       192,000       4,356       2.3%                6,871            1.2%

Los Angeles         $280,900        89%      1,877,000      10,234     0.5%      1,392,963      9,599       0.7%                19,833           0.6%
Ventura             $341,700        89%       199,000       2,273      1.1%        53,295       1,264       2.4%                3,537            1.4%
Orange              $415,300        72%       628,000       6,115      1.0%       340,800       2,751       0.8%                8,866            0.9%
San Diego           $356,300        71%       664,000       9,885      1.5%       375,664       6,900       1.8%                16,785           1.6%

PNW                 $220,073       116%      1,217,000      21,745     1.8%       579,822       8,616       1.5%                30,361           1.7%

No Cal              $464,413        73%      1,381,000      11,213     0.8%       806,000       9,976       1.2%                21,189           1.0%

So Cal              $324,418        82%      3,368,000      28,507     0.8%      2,162,722      20,514      0.9%                49,021           0.9%

                  -----------------------------------------------------------   -----------------------------------    ---------------------------------
ESSEX               $335,538        87%      5,966,000      61,465     1.0%      3,548,543      39,106      1.1%               100,571           1.1%
                  ===========================================================   ===================================    =================================

Permits:  Single Family equals 1 Unit, Multi-Family equals 5 or More Units
Sources:  SF Prices - National Association of Realtors,Rosen Consulting Group :  Permits, Total Residential Stock - U.S. Census
Median Home Prices - National Association of Realtors; DataQuick, Mortgage Rates - Freddie Mac, Median Household Incomes - US Census; BEA; Essex
Single Family - Multi-Family Breakdown of Total Resdiences, Rosen Consulting Group, US Census, EASI, Essex
*Single Family Affordability - Equals the ratio of the actual Median Household Income to the Income required to purchase the Median Priced Home.
The required Income is defined such that the Mortgage Payment is 35% of said Income, assuming a 10% Down Payment and a 30-year fixed mortgage rate.
Median Household Income is estimated from US Census 2000 data and Income Growth from BEA and Popultation Growth from the US Census.

===================================================================================================================
Essex Markets Forecast 2004:  Supply, Jobs and Apartment Market Conditions
===================================================================================================================

                           Residential Supply*                   Job Forecast**      Forecast Market Conditions***

             ----------------------------------------------  ----------------------  ------------------------------
Market         New MF      % of        New SF      % of      Est.New Job     %       Estimated Y-o-Y Estimated Year
               Supply   Total Stock    Supply   Total Stock   Dec-Dec     Growth       Rent Growth    End Vacancy
             ==============================================  ======================  ==============================
Seattle         2,100      0.6%         9,000      1.4%        16,000      1.2%         0% to 1.5%       94.5%
Portland        2,400      1.1%         9,900      1.8%         9,600      1.0%            Flat          93.0%

San Francisco   1,600      0.5%         1,200      0.3%         8,200      0.9%            Flat          95.0%
Oakland         1,800      0.7%         6,100      1.0%        10,700      1.0%            Flat          95.0%
San Jose        2,000      1.0%         2,100      0.5%         6,000      0.7%            Flat          94.0%

Ventura          600       1.2%         2,400      1.2%         3,500      1.3%            2.0%          95.5%
Los Angeles     7,500      0.5%         8,600      0.5%        36,000      0.9%          2% to 4%        95.5%
Orange          3,200      0.9%         6,200      1.0%        26,500      1.9%          2% to 3%        95.5%
San Diego       4,200      1.1%         9,100      1.4%        25,000      2.0%            3.0%          95.5%

===================================================================================================================
SO.Cal         15,500      0.7%        26,300      0.8%        91,000      1.3%          2% to 3%        95.5%
===================================================================================================================

All data is an Essex Forecast

* New Residential Supply: represents Essex's internal estimate of actual deliveries during the yea related to but can differ from the 12 Month trailing Permit Levels reported on Appendix A.

** Job Forecast/Performance refers to the difference between Total Non-Farm Industry Employment (not Seasonally Adjusted) projected through December 2004 over the comparable actual figures for December 2003. The fir column represents the current Essex forecast of the increase in Total Non-Farm Industry Employment. The seco represents these forecasted new jobs as a percent of the December 2003 base.

*** The Forecast Market Conditions represents Essex's estimates of the Change in Rents/Vacancy Rates at t end of 2004. The Estimated Year-over-Year Rent Growth represents the forecast change in Effective Market Re December 2004 vs. December 2003 (where Market refers to the entire MSA apartment market, NOT the Essex portf The estimated Year End Vacancy represents Essex's forecast of Market Vacancy Rates for December 2004.

=============================================================================================================================
Essex Markets 2003:   Labor Market Conditions
=============================================================================================================================

                             Non-Farm Industry Jobs*              Unemployment Rate**          Size of the Labor Force***

                      ------------------------------------------  ---------------------------  ------------------------------
Market                  Sep-02    Dec-02      Sep-03    Dec-03     Dec-02   Sep-03   Dec-03      Dec-02    Sep-03    Dec-03
                      ==========================================  ===========================  ==============================

Seattle               1,358,600 1,358,600   1,351,000 1,355,500     6.2%     7.1%     6.2%     1,415,598 1,369,426 1,407,300
Portland               936,800   939,400     919,300   927,600      7.1%     8.0%     7.0%     1,086,023 1,063,655 1,065,431

San Francisco          986,100   982,500     971,300   972,000      5.5%     5.2%     4.5%      925,600   937,500   931,700
Oakland               1,043,000 1,053,900   1,040,900 1,047,700     5.9%     5.9%     5.1%     1,302,600 1,302,400 1,311,700
San Jose               898,200   891,700     858,500   860,800      8.3%     7.6%     6.4%      937,700   907,500   904,900

Ventura                279,900   281,600     273,300   274,300      5.8%     5.6%     5.3%      424,500   423,600   422,200
Los Angeles           4,033,900 4,056,600   3,990,600 4,035,300     6.1%     6.9%     6.1%     4,716,600 4,780,400 4,756,700
Orange                1,403,900 1,418,500   1,399,300 1,419,400     3.9%     3.7%     3.2%     1,573,000 1,570,000 1,598,600
San Diego             1,222,300 1,237,400   1,226,000 1,238,100     4.2%     4.2%     3.6%     1,478,600 1,484,400 1,502,200

=============================================================================================================================
So. Cal.              6,940,000 6,994,100   6,889,200 6,967,100     5.3%     5.8%     5.1%     8,192,700 8,258,400 8,279,700
=============================================================================================================================

* Non-Farm Industry Jobs: represents the Non-Seasonally adjusted value of jobs taken from the Non-Farm Industry Sur as reported by the BLS.

** Unemployment Rate: refers to Non- Seasonally Adjusted value of the Unemployment Rate taken from the Employment S as reported by the BLS.

***Size of the Labor Force: represents the Non-Seasonally Adjusted value of the Labor Force taken from the Employme as reported by the BLS.